Exhibit 99.906 cert

BMC Fund, Inc.

Form N-CSR

Exhibit 12(a)(2)

Section 906 Certification

I, Boyd C. Wilson, Jr., Chief Financial Officer of BMC Fund, Inc., certify,

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.

Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2015 fairly presents, in all material respects,

the financial condition and results of operations of BMC Fund, Inc.

Date: December 18, 2015

/s/ Boyd C. Wilson, Jr.

Boyd C. Wilson, Jr.

Vice President and Chief Financial Officer

BMC Fund, Inc.

Form N-CSR

Exhibit 12(a)(2)

Section 906 Certification

I, M. Hunt Broyhill, Chief Executive Officer of BMC Fund, Inc., certify,

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.

Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2015 fairly presents, in all material respects,

the financial condition and results of operations of BMC Fund, Inc.

Date: December 18, 2015

/s/ M. Hunt Broyhill

M. Hunt Broyhill

Chairman and President